VANGUARD(R) NEW JERSEY TAX-EXEMPT FUNDS

ANNUAL REPORT * NOVEMBER 30, 2001

BOND

VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
VANGUARD NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND



[SHIP ON THE OCEAN]

[THE VANGUARD GROUP(R) LOGO]

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.
     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.
     The actions we recommend are quite simple.
     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.
     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.
     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.
     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.

CONTENTS

LETTER FROM THE CHAIRMAN                  1
NOTICE TO OUR SHAREHOLDERS                7
REPORT FROM THE ADVISER                   8
FUND PROFILES                            11
GLOSSARY OF INVESTMENT TERNS             13
PERFORMANCE SUMMARIES                    14
FINANCIAL STATEMENTS                     17


SUMMARY

* The Vanguard New Jersey Tax-Exempt Funds earned excellent total returns in fiscal 2001, topping the results of their average peers.
* The funds' yields fell during the 12 months. The yield of the New Jersey Tax-Exempt Money Market Fund plunged 2.25 percentage points.
* Thanks to rising bond prices, total returns from fixed income securities far exceeded those of stocks, which sagged under the weight of an economic recession and sharply lower corporate profits.

LETTER FROM THE CHAIRMAN
                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN

Dear Shareholder,

During the 12 months ended November 30, 2001, VANGUARD(R) NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND earned a total return of 8.6%, a result that was excellent both on an absolute basis and relative to competing mutual funds. VANGUARD(R) NEW JERSEY TAX-EXEMPT MONEY MARKET FUND earned a solid total return of 2.8%, ahead of its average peer.
     The table below presents the 12-month returns for the Vanguard New Jersey Tax-Exempt Funds and their average mutual fund competitors. Our bond fund is also compared with the Lehman Brothers Municipal Bond Index, a broad measure of the muni market. In addition, the table shows the return for our Insured Long-Term Tax-Exempt Fund's Admiral(TM) Shares--a separate, lower- cost class of shares for large or long-standing accounts--which we introduced in May. The total return (capital change plus reinvested dividends) of the Investor Shares for our Insured Long-Term Tax-Exempt Fund is based on an increase in net asset value from $11.52 per share on November 30, 2000, to $11.91 per share on November 30, 2001, and is adjusted for dividends totaling $0.581 per share from net investment income. The Tax-Exempt Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. (For the Admiral Shares of the Long-Term Fund, the return is based on a rise in net asset value from $11.76 on May 14, 2001, to $11.91 on November 30, and is adjusted for dividends of $0.318 per share from net investment income.)

------------------------------------------------------------------------
2001 TOTAL RETURNS                                     FISCAL YEAR ENDED
                                                             NOVEMBER 30
------------------------------------------------------------------------
VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                    2.8%
  (SEC 7-Day Annualized Yield: 1.63%)
Average New Jersey Tax-Exempt Money Market Fund*                    2.4
------------------------------------------------------------------------
VANGUARD NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND               8.6%
Average New Jersey Municipal Debt Fund*                             7.8
Lehman Municipal Bond Index                                         8.8
------------------------------------------------------------------------
ADMIRAL SHARES (since inception on May 14, 2001)
------------------------------------------------------------------------
VANGUARD NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND               4.0%
------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     It's important to note that, because of the sharp slide in interest rates during the past 12 months, the yields offered by our funds have dropped considerably. At the end of the fiscal year, the Insured Long-Term Tax-Exempt Fund's yield was 3.97%, down from 4.89% a year earlier, and the Tax-Exempt Money Market Fund's yield was 1.63%, down from 3.88%. For New Jersey residents, income earned by our funds is exempt from federal and New Jersey income taxes (although it may be subject to local taxes and to the alternative minimum tax). That means that for taxpayers in the highest federal income tax bracket (38.6%), the taxable equivalent yields for our funds at the end of the fiscal year were 6.5% for the Long-Term Fund and 2.7% for the Money Market Fund.

FINANCIAL MARKETS IN REVIEW
The fiscal year was a study in contrasts in the securities markets: Stocks turned in poor results and bonds posted terrific returns. Most visibly, the Wilshire 5000 Total Market Index, a measure of the broad U.S. stock market, returned -11.0%. The period was especially volatile, with a sharp decline during the first ten months followed by a powerful rally in October and November.
     Overall, however, bad news predominated. Economic recession and the deadly terrorist attacks on the United States depressed corporate profits and deflated stock market valuations. The shrinkage in earnings was the more powerful factor in the market's decline. As shown by the chart below, even while stock prices were plummeting, price/earnings ratios held relatively steady for the year.
     In the stock market, performance conformed to clear patterns: severe weakness in large growth stocks, surprising strength in small value stocks. The rest of the market followed a less extreme version of the same script: Value bested growth, and smaller stocks outperformed larger ones.
     That said, the conditions that proved so tough on stocks--economic weakness, shrinking profits, and heightened aversion to risk--made for stellar returns on bonds. In an effort to revive the flagging economy, the Federal Reserve Board trimmed short-term interest rates ten times during the year,

--------------------------------------------------------------------------------
STOCK PRICES AND EARNINGS DECLINE....      BUT VALUATIONS END LITTLE CHANGED....

S&P 500 INDEX EPS [CHART]

             PRICE LEVEL         EARNINGS                           P/E
11/30/2000       1314.95            57.93                          22.7
12/31/2000       1320.28            59.21                          22.3
 1/31/2001       1366.01            59.13                          23.1
 2/28/2001       1239.94            58.49                          21.2
 3/31/2001       1160.33            57.44                          20.2
 4/30/2001       1249.46            55.29                          22.6
 5/31/2001       1255.82             54.6                            23
 6/30/2001       1224.42            52.78                          23.2
 7/31/2001       1211.23            55.56                          21.8
 8/31/2001       1133.58             54.5                          20.8
 9/30/2001       1040.94            53.93                          19.3
10/31/2001       1059.78             51.2                          20.7
11/30/2001       1139.45            49.76                          22.9


THE MARKET SANK, BUT PRICE/EARNINGS (P/E) RATIOS ENDED THE FISCAL YEAR CLOSE TO WHERE THEY STARTED.
--------------------------------------------------------------------------------
Sources: Standard & Poor's Corporation and the Vanguard Group.

2

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--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2001
                                                 -------------------------------
                                                   ONE        THREE         FIVE
                                                  YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
BONDS
------
Lehman Aggregate Bond Index (Entire market)      11.2%         6.6%         7.4%
Lehman 10 Year Municipal Bond Index               8.2          5.1          6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        4.5          5.0          5.1
--------------------------------------------------------------------------------
STOCKS
------
S&P 500 Index (Large-caps)                      -12.2%         0.5%        10.1%
Russell 2000 Index (Small-caps)                   4.8          6.4          6.8
Wilshire 5000 Index (Entire market)             -11.0          0.8          9.1
MSCI EAFE Index (International)                 -19.8         -4.3          0.4
================================================================================
CPI
---
Consumer Price Index                              1.9%         2.7%         2.3%
--------------------------------------------------------------------------------

bringing the target federal funds rate to 2.0%, its lowest level in 40 years. (On December 11, after the fund's fiscal year-end, the Fed cut the rate by another 0.25 percentage point.)
     The yields on intermediate- and long-term bonds followed short-term rates downward, and bond prices rose. (Bond prices move in the opposite direction from interest rates.) For the fiscal year, the Lehman Aggregate Bond Index, a proxy for the total taxable bond market, returned 11.2%, gaining 6.8% from income and 4.4% from the rise in prices.
     What was good news for investors in intermediate- and longer-term bonds was bad news for those investing primarily in money market funds and short-term securities such as certificates of deposit. The average yield on taxable money market funds slipped well below 3%. By the fiscal year- end, prospective returns on these investments were running neck and neck with the rate of inflation, which meant potentially tiny "real," or inflation-adjusted, returns.
     In the municipal bond market, yields declined, though the fall was not as sharp as in the Treasury market. The yield of a high-quality 30-year municipal bond declined 37 basis points (0.37 percentage point) to 5.06%, and the 10-year muni fell 48 basis points to 4.20%. Three-month muni yields declined 250 basis points, ending the period at 1.70%. The Lehman 10 Year Municipal Bond Index, a good measure of intermediate-term muni bonds, returned 8.2% for the 12 months, as solid price increases supplemented interest income. See the Report from the Adviser on page 8 for more information on the municipal bond market and the relative value of munis versus Treasury bonds.

FISCAL  2001  PERFORMANCE  OVERVIEW
As we noted earlier, the 12-month performance of Vanguard New Jersey Insured Long-Term Tax-Exempt Fund was excellent in both absolute and relative terms. Our 8.6% total return consisted of an income return of 5.2% and a 3.4% price increase. (The Performance Summary on page 15 presents a similar breakdown of the fund's returns for each of the past ten years.) Our wide margin of superiority--almost a full percentage point--over the average

New Jersey municipal bond fund resulted both from your fund's skilled investment management and, as we discuss below, from its much lower costs. The New Jersey Tax-Exempt Money Market Fund provided a total return of 2.8%, outpacing the 2.4% return of its average peer. Our lower costs were the key reason for our outperformance.

-------------------------
THE WIDE GAP
BETWEEN THE RETURNS
OF THE INSURED LONG-TERM
TAX-EXEMPT FUND AND
ITS COMPETITORS  RESULTED
FROM THE FUND'S SKILLED
INVESTMENT  MANAGEMENT
AND ITS MUCH LOWER COSTS.
-------------------------

QUALITY MATTERS OVER THE LONG RUN
On average, the credit quality of the bonds selected by the investment adviser for our Long-Term Fund is higher than the credit quality of bonds owned by the fund's average peer. Over short periods, higher credit quality can be either a detriment or an advantage, because returns from higher-quality bonds and lower-quality bonds often vary. Over the long run, however, we believe that our tilt toward higher-quality bonds is a prudent stance.
     Though we emphasize higher-quality--and, thus, lower-yielding--bonds than do our competitors, we have provided superior performance because our cost advantage more than makes up for the difference in yields.

COSTS CONSUME RETURNS
It's almost impossible to overstate the importance of costs in fixed income investing, particularly when it comes to money market funds. Fund expenses are deducted directly from the income that funds pay to their shareholders. This deduction occurs in both good and bad markets, and regardless of whether interest rates are high or low. However, the impact of these expenses is greatest when interest rates are low, because a fund's costs then consume a bigger percentage of its gross income. In fact, in the current market environment, some municipal money market funds now charge more in expenses than they offer in yield.
     Although it is impossible to avoid expenses, you can limit the percentage of your return that is forfeited to these charges. In the 2001 fiscal year, the Investor Shares of our Insured Long-Term and Money Market Funds had expense ratios (annual expenses as a percentage of average net assets) of 0.20% and 0.18%, respectively--a fraction of the 1.05% charged by the average New Jersey tax-exempt fund and the 0.66% charged by the average New Jersey tax-exempt money market fund. That means that our funds have a huge advantage over their peers:
We're fishing in the same pool of securities, yet our peers are charging expenses that are as much as five times higher.
     We realize that an investment in our funds represents an acceptance of our philosophy, and we pledge to continue to earn your trust. We thank you for entrusting your hard-earned money to us.

AS RATES FALL, RISK RISES
In light of the strong performance of bonds over the past 12 months, it's important to keep in mind that bonds are not risk-free. In fact, as interest rates have slid over the past year, the risk in bond investing has risen dramatically. The prices of existing bonds rise when interest rates decline, because securities that offer more income become more valuable. This price boost contributes to a fund's total return, which consists of the income paid by the bonds and the change in the value of the bonds.
     Over the past year, that combination has added up to strong returns for bonds. But looking ahead, it's wise to expect that bond returns won't be nearly as high. This is because the income earned by bonds is lower today than it was a year ago. Also, because rates have already fallen significantly, further big price gains are not likely. Still, bonds are a great source of income and they can provide valuable diversification to a portfolio of stocks.

THE MUNICIPAL BOND TAX ADVANTAGE
For New Jersey residents, the income earned by our funds is exempt from federal, state, and, in most cases, local income taxes. At current yields, that means that investors in the funds can earn significantly more after-tax income than they could by investing in U.S. Treasury securities. The table below illustrates this advantage.
     Of course, there are important differences between state-specific municipal bond funds and U.S. Treasury bonds. Treasuries are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack broad geographic diversification and thus are more risky than those that spread their investments among many issuers in different states.


------------------------------------------------------------
COMPARISON OF INCOME              FROM HYPOTHETICAL $100,000
                                INVESTMENTS: BASED ON YIELDS
                                     AS OF NOVEMBER 30, 2001
------------------------------------------------------------
Short-Term Long-Term
Taxable gross income                   $1,700       $ 5,300
Less taxes (38.6%)                       (650)       (2,000)
                                         -----       -------
Net after-tax income                   $1,050       $ 3,300
------------------------------------------------------------
Tax-exempt income                      $1,700       $ 5,100
------------------------------------------------------------
TAX-EXEMPT INCOME ADVANTAGE             $ 650       $ 1,800
------------------------------------------------------------
Percentage advantage                       62%           55%
------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2001) of 5.3% for long-term U.S. Treasury bonds, 1.7% for U.S. Treasury bills, 5.1% for long-term municipals, and 1.7% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 38.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

LONG-TERM  PERFORMANCE OVERVIEW
We believe that the true measure of an investment's success is its long-term record. The table on page 6 compares the performance of our funds over the past ten years with that of their average peer mutual funds. It also shows the growth of hypothetical $10,000 investments made in each a decade ago. As you can see, the Vanguard New Jersey Tax-Exempt Funds have established excellent competitive records over the past ten years.

------------------------------------------------------------------------------------------
TOTAL RETURNS                                  TEN YEARS ENDED NOVEMBER 30, 2001
                               -----------------------------------------------------------
                                     AVERAGE                  FINAL VALUE OF A $10,000
                                  ANNUAL RETURN                 INITIAL INVESTMENT*
                              ----------------------    ----------------------------------
                                             AVERAGE                   AVERAGE
                              VANGUARD     COMPETING    VANGUARD     COMPETING    VANGUARD
                                  FUND          FUND        FUND          FUND   ADVANTAGE
------------------------------------------------------------------------------------------
New Jersey Tax-Exempt Fund
  Money Market                    3.0%          2.7%    $13,505        $13,075       $ 430
  Insured Long-Term               6.9           5.9     19,484          17,797       1,687
------------------------------------------------------------------------------------------

*Assuming reinvestment of all income dividends and capital gains distributions.

     Just as in the 2001 fiscal year, our fine performance over the past decade has been a product of our disciplined investment management and our low costs. Our Insured Long-Term Tax-Exempt Fund's advantage is significant: Over the ten years, it has produced nearly $1,700 more wealth than its average competitor on the basis of a $10,000 stake. This is about 17% of the original investment.

IN SUMMARY
The turmoil in the stock market over the past 12 months has opened many investors' eyes to the benefits of bonds. But it's important to understand that the strong performance of bonds should not prompt investors to abandon a balanced investment program that includes stocks.
     As you build or maintain your portfolio, remember to aim for a diversified mix of stocks, bonds, and short-term investments that is suitable for your goals, time horizon, and tolerance for risk. And always keep in mind that while the financial markets are not within your control, the amount that you pay for your investments is.


Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

December 11, 2001

--------------------------------------------------------------------------------
NOTICE TO OUR SHAREHOLDERS

CHANGES IN THE INSURED LONG-TERM TAX-EXEMPT FUND'S INVESTMENT POLICIES AND NAME After careful consideration, the board of trustees of Vanguard New Jersey Insured Long-Term Tax-Exempt Fund has decided to remove the requirement that the fund hold a minimum percentage of its assets in municipal bonds that are insured. The board decided that maintaining the "insured" bond requirement would limit our flexibility in managing the fund and would not provide a compensating reduction in risk. Consequently, the fund's name will change to Vanguard New Jersey Long-Term Tax-Exempt Fund. Both changes will take effect in late March 2002. The fund's objective--providing income that is exempt from both federal and New Jersey personal income taxes--will not change.

REASONS FOR THE CHANGE
The portfolio manager currently is required to invest at least 80% of fund assets in long-term New Jersey municipal bonds that are insured for the timely payment of principal and interest. (The insurance does not apply to the fund's share price or your investment in the fund.) Two factors were particularly important in our review: the rising cost of this insurance (a cost that directly reduces a bond's yield) and a reduction in the number of newly issued insured bonds in New Jersey.

BENEFITS TO SHAREHOLDERS
Removing the requirement to invest 80% of fund assets in insured bonds is expected to benefit shareholders in at least two ways:
* It will increase the fund's income yield over time as the fund gradually invests in a larger proportion of uninsured bonds, which historically offer higher yields than insured bonds.
* It will increase the fund's diversification because the portfolio manager will be able to invest in a less-restrictive combination of insured and uninsured municipal bonds from New Jersey. (Currently, more than half of the nation's municipal bonds are uninsured.)

THE FUND'S NEW CREDIT STANDARDS
Although the insurance requirement will be discontinued in late March, the fund will still adhere to Vanguard's high standards of credit quality. The fund will be required to invest at least 75% of its assets in high-grade municipal bonds--those with credit ratings in one of the three highest categories as determined by independent bond-rating agencies. The rest of the fund's assets may be invested in bonds from the fourth-highest credit-quality category, with the exception that up to 5% of assets may be invested in lower-rated or unrated securities.
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

During the 12 months ended November 30, a sharp decline in interest rates drove bond prices higher and boosted the total return of VANGUARD NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND to 8.6%. It was the second consecutive fiscal year in which the fund's interest income was augmented by rising prices. VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND returned 2.8%.
     Both funds recorded higher returns than their average competitors. The Insured Long-Term Tax-Exempt Fund topped its average peer for the fourth consecutive fiscal year. The Tax-Exempt Money Market Fund has done the same ten years running. A year will probably come when we fall short of these comparative standards, but we fully expect our long-term results to consistently excel. Thank you for entrusting your assets to us.

THE ECONOMY ENTERS A RECESSION
     The U.S. economy slowed rapidly during the funds' 2001 fiscal year. The production of goods and services--which is measured by "real," or inflation-adjusted, gross domestic product (GDP)--expanded at an annual rate of just 1.3% between January and March, down from 2.3% a year earlier. The National Bureau of Economic Research later said that the nation's ten-year economic expansion ended in March 2001. Employment peaked six months after industrial production had done so, and a recession began. In the second quarter, GDP grew a tiny 0.3%. Then came the events of September 11.
     The terrorist attacks were an extraneous shock to the economy that increased the severity of the slowdown. Consumer spending, which had previously held up well, was stifled. And corporate spending, which had slowed considerably long before the disasters, slowed even further. The Commerce Department pegged third-quarter 2001 GDP at -1.3%. Most analysts expected economic output to decline in the fourth quarter as well.
     The nation's unemployment rate, which just over a year ago reached its lowest point in 30 years (3.9%), climbed steadily in fiscal 2001. Layoffs in the technology sector, combined with dramatic job cuts in the airline and hospitality industries after September 11, helped push the unemployment rate to 5.7% in November. Before October, the monthly unemployment rate had stayed below 5.0% for more than four years.

------------------------------
INVESTMENT PHILOSOPHY

THE ADVISER  BELIEVES THAT
EACH FUND, WHILE OPERATING
WITHIN STATED MATURITY AND
STRINGENT  QUALITY  TARGETS,
CAN ACHIEVE A HIGH LEVEL OF
CURRENT INCOME THAT IS EXEMPT
FROM  FEDERAL AND NEW JERSEY
INCOME  TAXES BY  INVESTING
IN INSURED AND HIGH-QUALITY
UNINSURED  SECURITIES  ISSUED
BY NEW  JERSEY  STATE,  COUNTY,
AND MUNICIPAL GOVERNMENTS.
------------------------------

     Consumer confidence, a factor that is closely watched because spending by individuals accounts for most of the nation's economic activity, deteriorated during the fiscal year, and plunged after September 11.
     The Federal Reserve Board acted quickly and decisively to renew confidence and to provide liquidity in the face of the catastrophe. Between September 11 and November 30, the central bank reduced its target for the federal funds rate three times, by a total of 150 basis points (1.50 percentage points). Those rate reductions followed seven cuts (for a total of 300 basis points) earlier in the year. On November 30, the federal funds target stood at 2.0%, about even with the 1.9% inflation rate recorded over the past 12 months. (The Fed dropped its target for short-term interest rates another quarter point on December 11, to 1.75%.) Rates have not been so low since the 1960s.

MUNICIPAL BONDS SHINE
The finances of many state and local governments weakened during the fiscal year. Budget deficits developed as tax receipts declined while demand for public services--and, thus, government expenditures--grew. As a result, we may begin to see some declines in the credit quality of municipal bonds.
     Lower interest rates made it attractive for issuers to call higher-coupon bonds and replace them with less-costly ones. Across the country, 39% more munis (by dollar value) were issued during the 12 months ended November 30 than in fiscal 2000. Despite the national trend, issuance in New Jersey declined roughly 20% during the fiscal year to $7.4 billion.
     During the 12 months, municipal bonds recorded terrific absolute returns but underperformed U.S. Treasury bonds. As shown in the adjacent table, yields on municipal bonds declined across the maturity spectrum, pushing prices higher.
     Treasury bonds delivered banner results as yields fell dramatically because of the Fed's interest rate cuts. The biggest declines occurred at the short end of the maturity spectrum. For example, the yield of the 2-year Treasury note declined 277 basis points to 2.84% at the end of the fiscal year. The yield of the 30-year Treasury bond fell 32 basis points to 5.29%. A significant portion of that decline came on October 31, when the U.S. Treasury announced that it would no longer sell the 30-year bond.

-------------------------------------------------------------------------
YIELDS ON MUNICIPAL BONDS
                                                                   CHANGE
MATURITY    NOVEMBER 30, 2001     NOVEMBER 30, 2000        (BASIS POINTS)
-------------------------------------------------------------------------
2-year                  2.35%                 4.33%                  -198
5-year                  3.40                  4.46                   -106
10-year                 4.20                  4.68                    -48
30-year                 5.06                  5.43                    -37
-------------------------------------------------------------------------
Source: The Vanguard Group.

     Yields of municipal securities fell less than those of Treasuries, so munis became increasingly attractive to taxable investors. Two-year municipal bonds, which provided about 77% of a comparable Treasury yield at the end of fiscal

2000, offered 83% of the Treasury yield at the end of fiscal 2001. And 30-year municipal bonds offered 96% of the yield of 30-year Treasuries, meaning that even investors subject to the lowest level of federal income tax would derive more after-tax income from munis than from Treasuries.

OUR INVESTMENT APPROACH
In investing your money, we take prudent risks that are consistent with the funds' policies. Our low operating expenses have enabled us to consistently deliver above-average tax-exempt dividends. Together, sound decision-making and low costs have proved to be a winning combination, helping us to outpace the majority of our peer funds over time. We expect that our approach will serve you equally well in the future.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Christopher W. Alwine, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

December 17, 2001

FUND PROFILE                                             AS OF NOVEMBER 30, 2001
    FOR NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 13.

----------------------------------
FINANCIAL ATTRIBUTES

Yield                         1.6%
Average Maturity           50 days
Average Quality              MIG-1
Expense Ratio                0.18%
----------------------------------


----------------------------------
Distribution by Credit Quality
 (% of portfolio)

MIG-1/SP-1+
75.3%
A-1/P-1                      23.0
AAA/AA                        1.7
A                             0.0
----------------------------------
Total                       100.0%
----------------------------------


                                                                      [COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                             AS OF NOVEMBER 30, 2001
   FOR NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 13.


---------------------------------------
FINANCIAL ATTRIBUTES

                                 LEHMAN
                       FUND      INDEX*
---------------------------------------
Number of Issues         299     41,846
Yield                              4.3%
 Investor Shares                   4.0%
 Admiral Shares                    4.0%
Yield to Maturity       4.3%         --
Average Coupon          5.1%       5.4%
Average Maturity   9.4 years 13.9 years
Average Quality          AAA        AA+
Average Duration   6.6 years  7.7 years
Expense Ratio
 Investor Shares       0.20%         --
 Admiral Shares      0.15%**         --
Cash Investments        0.0%         --
---------------------------------------

----------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% OF PORTFOLIO)

AAA                          91.6%
AA                            7.6
A                             0.6
BBB                           0.2
BB                            0.0
B                             0.0
----------------------------------
Total                       100.0%
----------------------------------


----------------------------------
INVESTMENT FOCUS

CREDIT QUALITY                HIGH
AVERAGE MATURITY              LONG
----------------------------------


----------------------------------
VOLATILITY MEASURES
                            LEHMAN
                   FUND     INDEX*
----------------------------------
R-Squared          0.98       1.00
Beta               1.10       1.00
----------------------------------


----------------------------------
DISTRIBUTION BY MATURITY
 (% of portfolio)
----------------------------------
Under 1 Year                  8.5%
1-5 Years                    15.1
5-10 Years                   49.7
10-20 Years                  22.1
20-30 Years                   4.6
Over 30 Years                 0.0
----------------------------------
Total                       100.0%
----------------------------------
 *Lehman Municipal Bond Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      AS OF NOVEMBER 30, 2001
   FOR NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE     NOVEMBER 30, 1991-NOVEMBER 30, 2001


                    NJ TAX-EXEMPT    AVG. NJ TAX-EXEMPT
        QUARTER       MONEY MKT       MONEY MKT. FUND
--------------------------------------------------------------------------------
         199111         10000             10000
         199202         10087             10080
         199205         10167             10162
         199208         10235             10221
         199211         10304             10276
         199302         10366             10336
         199305         10425             10388
         199308         10483             10436
         199311         10543             10482
         199402         10598             10535
         199405         10659             10589
         199408         10724             10646
         199411         10806             10712
         199502         10899             10802
         199505         11002             10897
         199508         11097             10981
         199511         11194             11061
         199602         11286             11150
         199605         11377             11232
         199608         11464             11308
         199611         11555             11381
         199702         11645             11471
         199705         11743             11557
         199708         11839             11641
         199711         11939             11720
         199802         12033             11814
         199805         12133             11900
         199808         12226             11978
         199811         12318             12051
         199902         12401             12133
         199905         12488             12208
         199908         12575             12279
         199911         12671             12354
         200002         12772             12454
         200005         12892             12559
         200008         13011             12667
         200011         13137             12771
         200102         13249             12878
         200105         13355             12969
         200108         13438             13034
         200111         13505             13075


                                     AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED NOVEMBER 30, 2001
                                  -------------------------------    FINAL VALUE
                                             ONE     FIVE     TEN   OF A $10,000
                                            YEAR    YEARS   YEARS     INVESTMENT
--------------------------------------------------------------------------------
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND    2.80%    3.17%   3.05%        $13,505
AVERAGE NEW JERSEY TAX-EXEMPT
  MONEY MARKET FUND*                       2.38     2.81    2.72          13,075
--------------------------------------------------------------------------------


-----------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)        NOVEMBER 30, 1991-NOVEMBER 30, 2001

                                NEW JERSEY TAX-EXEMPT           AVERAGE
                                    MONEY MARKET FUND             FUND*
-----------------------------------------------------------------------
FISCAL                                          TOTAL             TOTAL
YEAR                                           RETURN            RETURN
-----------------------------------------------------------------------
1992                                             3.0%              2.8%
1993                                              2.3               2.0
1994                                              2.5               2.2
1995                                              3.6               3.3
1996                                              3.2               2.9
1997                                             3.3%              3.0%
1998                                              3.2               2.8
1999                                              2.9               2.5
2000                                              3.7               3.4
2001                                              2.8               2.4
-----------------------------------------------------------------------
SEC 7-Day Annualized Yield (11/30/2001):                          1.63%
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                              TEN  YEARS
                       INCEPTION      ONE      FIVE   --------------------------
                            DATE     YEAR     YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
NEW JERSEY TAX-EXEMPT
  MONEY MARKET FUND     2/3/1988     3.14%     3.21%    0.00%      .09%    3.09%
--------------------------------------------------------------------------------

*Average New Jersey Tax-Exempt Money Market Fund: derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 31 for dividend information for the past five years.

PERFORMANCE SUMMARY                                      AS OF NOVEMBER 30, 2001
   FOR NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page and the following page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE   NOVEMBER 30, 1991-NOVEMBER 30, 2001

                         NJ INS LT          AVERAGE NJ     LEHMAN MUNICIPAL
         QUARTER        TAX-EXEMPT  INV MUNICIPAL FUND           BOND INDEX
--------------------------------------------------------------------------------
         199111              10000               10000                10000
         199202              10264               10237                10241
         199205              10478               10464                10458
         199208              10904               10864                10845
         199211              11048               10980                11002
         199302              11861               11701                11650
         199305              11972               11733                11709
         199308              12425               12220                12168
         199311              12433               12267                12222
         199402              12501               12335                12295
         199405              12197               11907                11998
         199408              12389               12053                12190
         199411              11674               11363                11583
         199502              12846               12335                12531
         199505              13360               12874                13095
         199508              13424               12917                13271
         199511              13969               13411                13773
         199602              14091               13503                13916
         199605              13819               13312                13694
         199608              14081               13517                13967
         199611              14633               14051                14583
         199702              14714               14101                14683
         199705              14862               14285                14828
         199708              15241               14623                15259
         199711              15569               14956                15629
         199802              15955               15287                16025
         199805              16162               15510                16219
         199808              16520               15796                16578
         199811              16752               16005                16842
         199902              16988               16085                17010
         199905              16928               16084                16976
         199908              16565               15617                16661
         199911              16532               15467                16661
         200002              16563               15333                16656
         200005              16699               15510                16830
         200008              17720               16351                17790
         200011              17949               16506                18024
         200102              18723               17144                18712
         200105              18815               17333                18873
         200108              19560               17960                19603
         200111              19484               17797                19601


                                AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED NOVEMBER 30, 2001
                              -------------------------------        FINAL VALUE
                                          ONE    FIVE     TEN       OF A $10,000
                                         YEAR   YEARS   YEARS         INVESTMENT
--------------------------------------------------------------------------------
NEW JERSEY INSURED LONG-TERM
 TAX-EXEMPT FUND INVESTOR SHARES         8.55%   5.89%   6.90%           $19,484
AVERAGE NEW JERSEY MUNICIPAL DEBT FUND*  7.82    4.84    5.93             17,797
LEHMAN MUNICIPAL BOND INDEX              8.75    6.09    6.96             19,601
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                               TOTAL RETURNS       OF A $250,000
                            MAY 14, 2001**-NOVEMBER 30, 2001          INVESTMENT
--------------------------------------------------------------------------------
NEW JERSEY INSURED LONG-TERM
  TAX-EXEMPT FUND ADMIRAL SHARES                       4.00%            $259,996
LEHMAN MUNICIPAL BOND INDEX                            4.28              260,710
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) NOVEMBER 30, 1991-NOVEMBER 30, 2001
--------------------------------------------------------------------------------

               NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND
                             INVESTOR SHARES                             LEHMAN*
              ---------------------------------------------              -------
FISCAL            CAPITAL        INCOME        TOTAL                       TOTAL
YEAR               RETURN        RETURN       RETURN                      RETURN
--------------------------------------------------------------------------------
1992                 4.1%          6.4%        10.5%                       10.0%
1993                 6.6           5.9         12.5                        11.1
1994               -11.2           5.1         -6.1                        -5.2
1995                13.3           6.4         19.7                        18.9
1996                -0.7           5.4          4.7                         5.9
1997                 1.0%          5.4%         6.4%                        7.2%
1998                 2.3           5.3          7.6                         7.8
1999                -6.2           4.9         -1.3                        -1.1
2000                 2.9           5.7          8.6                         8.2
2001                 3.4           5.2          8.6                         8.8
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Inception.
 +Lehman Municipal Bond Index.
Note: See Financial Highlights tables on page 32 for dividend and capital gains information.

---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange
Commission rules require that we provide this information.

                                                                            TEN YEARS
                            INCEPTION           ONE      FIVE    ----------------------------
                                 DATE          YEAR     YEARS      CAPITAL   INCOME     TOTAL
---------------------------------------------------------------------------------------------
NEW JERSEY INSURED LONG-TERM
  TAX-EXEMPT FUND
   Investor Shares           2/3/1988        10.49%     6.40%        1.34%    5.57%     6.91%
   Admiral Shares           5/14/2001         3.85*       --           --       --        --
---------------------------------------------------------------------------------------------

*Since inception.

FINANCIAL STATEMENTS
    NOVEMBER 30, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE            MARKET
                                                                                      MATURITY              AMOUNT            VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                                  COUPON           DATE               (000)             (000)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.4%)
------------------------------------------------------------------------------------------------------------------------------------
Bergen County NJ Util. Auth. Water PCR                                    5.50%      6/15/2002(3)(Prere.)    5,000            5,089
Bergen County NJ Util. Auth. Water PCR                                    6.50%      6/15/2002(3)(Prere.)    5,000            5,206
Burlington County NJ BAN                                                  2.78%       6/7/2002               9,248            9,250
Burlington County NJ BAN                                                  3.00%       8/9/2002               8,300            8,310
Burlington County NJ BAN                                                  3.20%      4/19/2002               4,730            4,730
Burlington County NJ BAN                                                  3.30%       3/8/2002               4,362            4,362
Cherry Hill Township NJ BAN                                               3.00%     10/10/2002              19,645           19,797
Colts Neck NJ Board of Educ. GO                                           3.05%      2/13/2002              10,000           10,008
Delaware River & Bay Auth. NJ Rev.                                        2.25%      11/1/2002               6,000            6,017
Delaware River & Bay Auth. NJ Rev. VRDO                                   1.15%      12/6/2001               7,500            7,500
Essex County NJ Improvement Auth. Rev. VRDO  (County Asset Sale)          1.35%      12/5/2001(2)            9,950            9,950
Essex County NJ Improvement Auth. Rev. VRDO  (Pooled Govt. Loan)          1.20%      12/5/2001LOC           27,800           27,800
Freehold NJ Regional High School Dist. TOB VRDO                           1.34%      12/6/2001(3)            9,690            9,690
Gloucester County NJ PCR VRDO (Mobil Oil Refining Corp.)                  1.10%      12/5/2001              21,800           21,800
Holmdel Township NJ BAN                                                   3.70%      2/12/2002               5,829            5,833
Mercer County NJ BAN                                                      4.75%     12/13/2001              51,380           51,388
Middlesex County NJ BAN                                                   3.25%      6/28/2002              46,573           46,752
Monmouth County NJ Improvement Auth Rev. VRDO (Pooled Govt. Loan)         1.15%      12/5/2001LOC           69,465           69,465
Moorestown Township NJ BAN                                                3.30%      5/30/2002              16,700           16,740
New Jersey Building Auth. Rev. TOB VRDO                                   1.42%      12/6/2001(1)           42,060           42,060
New Jersey Econ. Dev. Auth. Fac. Rev. CP (Logan Project)                  1.65%      1/17/2002LOC            9,200            9,200
New Jersey Econ. Dev. Auth. Fac. Rev. CP (Logan Project)                  1.90%       2/7/2002LOC           25,900           25,900
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
 (New Jersey Natural Gas)                                                 1.45%      12/5/2001(2)LOC         3,800            3,800

                                                                              17

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE            MARKET
                                                                                      MATURITY              AMOUNT            VALUE*
                                                                         COUPON           DATE               (000)             (000)
------------------------------------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
 (New Jersey Natural Gas Project)                                         1.65%      12/4/2001(2)           34,500           34,500
New Jersey Econ. Dev. Auth. Rev. CP
 (Chambers Cogeneration Limited Partnership)                              1.55%      2/14/2002LOC           10,000           10,000
New Jersey Econ. Dev. Auth. Rev. CP
 (Chambers Cogeneration Limited Partnership)                              1.65%      1/17/2002LOC           13,900           13,900
New Jersey Econ. Dev. Auth. Rev. CP
 (Chambers Cogeneration Limited Partnership)                              1.90%      1/14/2002LOC           21,300           21,300
New Jersey Econ. Dev. Auth. Rev. CP
 (Chambers Cogeneration Limited Partnership)                              1.90%       2/7/2002LOC           12,000           12,000
New Jersey Econ. Dev. Auth. Rev. PCR VRDO (Exxon)                         0.95%      12/4/2001               7,300            7,300
New Jersey Econ. Dev. Auth. Rev. TOB VRDO (Transportation Project)        1.34%      12/6/2001(4)            7,465            7,465
New Jersey Econ. Dev. Auth. Rev. VRDO (Bennedictine Abbey Newark)         1.30%      12/5/2001LOC           21,925           21,925
New Jersey Econ. Dev. Auth. Rev. VRDO (Hoffman-La Roche)                  1.50%      12/4/2001LOC            7,700            7,700
New Jersey Econ. Dev. Auth. Rev. VRDO (Lawrenceville School)              1.00%      12/4/2001LOC           24,100           24,100
New Jersey Econ. Dev. Auth. Rev. VRDO (Lawrenceville School)              0.90%      12/4/2001              22,000           22,000
New Jersey Econ. Dev. Auth. Rev. VRDO (Russell Berrie)                    1.50%      12/5/2001LOC            7,000            7,000
New Jersey Econ. Dev. Auth. Rev. VRDO (United States Golf Association)    1.35%      12/6/2001LOC            3,700            3,700
New Jersey Econ. Dev. Auth. Water Fac. Rev. VRDO (United Water Co.)       1.60%      12/4/2001(2)           15,825           15,825
New Jersey Econ. Dev. Auth. Water Fac. Rev. TOB VRDO
 (New Jersey Water Co.)                                                   1.42%      12/6/2001(3)            4,850            4,850
New Jersey Educ. Fac. Auth. Rev. VRDO (College of New Jersey)             1.30%      12/6/2001(2)LOC        32,100           32,100
New Jersey Educ. Fac. Auth. Rev. VRDO (Institute for Defense Analyses)    1.45%      12/7/2001(2)           13,695           13,695
New Jersey Educ. Fac. Auth. Rev. VRDO (Princeton Univ.)                   1.25%      12/5/2001              55,700           55,700
New Jersey GO                                                             5.00%       3/1/2002              13,205           13,267
New Jersey GO                                                             6.25%       8/1/2002(Prere.)       1,000            1,032
New Jersey GO TOB VRDO                                                    1.34%      12/6/2001              26,660           26,660
New Jersey GO TOB VRDO                                                    1.39%      12/6/2001              24,200           24,200
New Jersey Health Care Fac. Financing Auth. Rev. VRDO
 (Holy Name Hosp.)                                                        1.30%      12/6/2001LOC            7,600            7,600
New Jersey Health Care Fac. Financing Auth. Rev. VRDO
 (Hosp. Capital Asset Pooled Program)                                     1.20%      12/6/2001LOC           65,100           65,100
New Jersey Health Care Fac. Financing Auth. Rev. VRDO
 (Princeton Medical Center)                                               1.30%      12/6/2001LOC            3,200            3,200
New Jersey Higher Educ. Assistance Auth. Student Loan Rev. PUT            2.80%       6/3/2002(1)            5,000            5,000
New Jersey Housing & Mortgage Finance Agency Rev. TOB VRDO                1.42%      12/6/2001(1)            8,590            8,590
New Jersey Sports & Exposition Auth. Rev. VRDO                            1.20%      12/6/2001(1)            5,100            5,100
New Jersey TRAN                                                           3.00%      6/14/2002              10,000           10,053
New Jersey TRAN CP                                                        1.65%      1/30/2002              16,000           16,000
New Jersey TRAN CP                                                        2.05%      12/7/2001              10,000           10,000
New Jersey Transit Corp. GAN                                              5.40%       9/1/2002(ETM)         12,400           12,660
New Jersey Transp. Corp. TOB VRDO                                         1.39%      12/6/2001               4,995            4,995
New Jersey Transp. Trust Fund Auth. Rev.                                  4.25%      6/15/2002              14,370           14,483

18


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                                                                                                              FACE            MARKET
                                                                                      MATURITY              AMOUNT            VALUE*
                                                                         COUPON           DATE               (000)             (000)
------------------------------------------------------------------------------------------------------------------------------------
New Jersey Transp. Trust Fund Auth. Rev.                                 4.625%      6/15/2002(ETM)          6,750            6,841
New Jersey Transp. Trust Fund Auth. Rev. PUT TOB                          2.75%      4/11/2002(4) *         12,325           12,325
New Jersey Transp. Trust Fund Auth. Rev. PUT TOB                          2.75%      6/20/2002*             14,495           14,495
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO                         1.37%      12/6/2001(1)            9,520            9,520
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO                         1.44%      12/6/2001(4)           15,455           15,455
New Jersey Turnpike Auth. Rev. TOB VRDO                                   1.37%     12/6/2001(1)            29,340           29,340
New Jersey Turnpike Auth. Rev. TOB VRDO                                   1.39%      12/6/2001(1)            4,995            4,995
New Jersey Turnpike Auth. Rev. VRDO                                       1.15%      12/5/2001(3)LOC       108,050          108,050
Port Auth. of New York & New Jersey CP                                    1.55%       2/8/2002              18,510           18,510
Port Auth. of New York & New Jersey CP                                    1.75%      2/11/2002               6,732            6,732
Port Auth. of New York & New Jersey CP                                    2.25%     12/11/2001              15,000           15,000
Port Auth. of New York & New Jersey TOB VRDO                              1.39%      12/6/2001(1)           18,995           18,995
Princeton Township NJ BAN                                                 3.00%      6/21/2002               7,600            7,617
Princeton Township NJ BAN                                                 4.50%     12/14/2001               4,300            4,301
Princeton Univ. NJ CP                                                     1.60%      2/13/2002              10,800           10,800
Princeton Univ. NJ CP                                                     1.75%     12/10/2001               6,300            6,300
Princeton Univ. NJ CP                                                     1.85%      12/7/2001              10,600           10,600
Princeton Univ. NJ CP                                                     2.20%      12/7/2001               4,400            4,400
Randolph Township NJ BAN                                                  3.25%      9/12/2002               5,157            5,187
Readington Township NJ BAN                                                3.30%      1/11/2002               7,421            7,424
Readington Township NJ BAN                                                3.30%      4/25/2002              10,254           10,264
Salem County NJ Finance Auth. PCR CP (Exelon)                             2.40%       3/6/2002LOC           19,000           19,000
Salem County NJ PCR VRDO (Atlantic City Electric Co.)                     1.15%      12/5/2001(1)            4,000            4,000
Scotch Plains Township NJ BAN                                             3.35%      3/15/2002               5,517            5,527
Somerset County NJ Ind. Fin. Auth. PCR VRDO (American Cyanamid Co.)       1.75%      12/5/2001              10,700           10,700
South Brunswick Township NJ BAN                                           2.40%       2/1/2002              12,500           12,510
Union County NJ BAN                                                       3.60%      2/22/2002              23,100           23,120
Union County NJ PCR VRDO (Exxon)                                          0.95%      12/4/2001              24,500           24,500
Union County NJ PCR VRDO (Exxon)                                          1.00%      12/4/2001              30,100           30,100
Vineland NJ BAN                                                           3.75%      1/17/2002              12,000           12,011
Warren Township NJ BAN                                                    3.40%      5/15/2002               5,000            5,015
West Orange NJ BAN                                                        2.50%     11/13/2002               4,109            4,131
West Windsor Township NJ BAN                                              4.60%      12/7/2001              14,973           14,974
Outside New Jersey:
Puerto Rico Electric Power Auth. Rev. TOB VRDO                            1.31%      12/6/2001(4)            6,100            6,100
Puerto Rico Govt. Dev. Bank CP                                            2.00%      12/3/2001               5,165            5,165
Puerto Rico Govt. Dev. Bank VRDO                                          1.17%      12/5/2001(1)            8,800            8,800
Puerto Rico Highway & Transp. Auth. Rev. VRDO                             1.20%      12/5/2001(2)           20,200           20,200
Puerto Rico Ind. Medical & Environmental Fac. Fin. Auth. Rev.
 PCR PUT (Abbott Laboratories)                                            3.40%       3/1/2002*              8,750            8,750
Puerto Rico Infrastructure Financing Auth. Rev. TOB VRDO
 (Special Obligation)                                                     1.24%      12/6/2001              15,000           15,000
Puerto Rico Infrastructure Financing Auth. Special Tax Rev.
 TOB VRDO                                                                 1.26%      12/6/2001               8,865            8,865
Puerto Rico TRAN                                                          3.00%      7/30/2002              10,000              055
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $1,539,321)                                                                                                       1,539,321
------------------------------------------------------------------------------------------------------------------------------------

                                                                             19


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              MARKET
                                                                                                                              VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                                                                                        (000)
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
------------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                       $ 18,052
Liabilities                                                                                                                  (8,421)
                                                                                                                            --------
                                                                                                                              9,631
                                                                                                                            --------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------------
Applicable to 1,548,932,815 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                              $1,548,952
====================================================================================================================================
NET ASSET VALUE PER SHARE                                                                                                     $1.00
====================================================================================================================================
*See Note A in Notes to Financial Statements.
*Securities exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, the aggregate value of these securities was $35,570,000, representing 2.3% of net assets.
For key to abbreviations and other references, see page 28.

------------------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            AMOUNT               PER
                                                                                                             (000)             SHARE
------------------------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                                         $1,548,949            $1.00
Undistributed Net Investment Income                                                                             --               --
Accumulated Net Realized Gains                                                                                   3               --
Unrealized Appreciation                                                                                         --               --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $1,548,952             $1.00
====================================================================================================================================

20


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE            MARKET
                                                                                      MATURITY              AMOUNT            VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                             COUPON           DATE               (000)             (000)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (97.8%)
------------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (81.9%)
Atlantic City NJ Board of Educ. GO                                        6.00%   12/1/2012(4)               4,600            5,241
Atlantic City NJ Board of Educ. GO                                        6.10%   12/1/2015(4)               2,000            2,309
Atlantic City NJ GO                                                       5.25%  12/15/2012(4)               1,990            2,112
Atlantic City NJ GO                                                       5.25%  12/15/2014(4)               2,190            2,291
Atlantic County NJ Public Fac. COP                                        6.00%    3/1/2014(3)               3,685            4,167
Atlantic County NJ Public Fac. COP                                        6.00%    3/1/2015(3)               1,480            1,676
Atlantic County NJ Public Fac. COP                                        7.40%    3/1/2010(3)               1,755            2,141
Atlantic County NJ Public Fac. COP                                        7.40%    3/1/2011(3)               4,025            4,933
Atlantic County NJ Util. Auth. Sewer Rev.                                 5.85%   1/15/2015(2)               3,000            3,182
Camden County NJ Improvement Auth. Lease Rev.                            5.375%    9/1/2019(4)                 850              877
Camden County NJ Improvement Auth. Lease Rev.                             5.50%    9/1/2015(4)               1,470            1,566
Camden County NJ Muni. Util. Auth.                                        0.00%    9/1/2004(3)               8,345            7,622
Camden County NJ Muni. Util. Auth.                                        0.00%    9/1/2005(3)              18,545           16,209
Camden County NJ Muni. Util. Auth.                                        0.00%    9/1/2006(3)              18,545           15,428
Cape May County NJ Muni. Util. Auth. Rev.                                 5.75%    1/1/2016(1)              14,675           15,303
Cape May County NJ PCR (Atlantic City Electric)                           6.80%    3/1/2021(1)              15,400           18,944
Chathams Dist. NJ Board of Educ. GO                                       5.10%   1/15/2022(1)               1,155            1,162
Cherry Hill Township NJ School Dist. GO                                   4.70%   2/15/2013(4)               1,125            1,141
Delaware River & Bay Auth. NJ Rev.                                       5.375%    1/1/2013(2)                 750              802
Delaware River & Bay Auth. NJ Rev.                                        5.40%    1/1/2013(3)               6,750            7,090
Delaware River & Bay Auth. NJ Rev.                                        5.50%    1/1/2026(3)              22,885           23,502
Delaware River & Bay Auth. NJ Rev.                                       5.625%    1/1/2013(4)               4,205            4,555
Delaware River & Bay Auth. NJ Rev.                                       5.625%    1/1/2026(4)               5,000            5,250
Delaware River & Bay Auth. NJ Rev.                                        5.75%    1/1/2022(4)              10,000           10,630
Delaware River & Bay Auth. NJ Rev.                                        5.75%    1/1/2029(2)               5,000            5,339
Egg Harbor Township NJ School Dist. GO                                    5.00%   7/15/2012(3)               2,640            2,787
Egg Harbor Township NJ School Dist. GO                                    5.00%   7/15/2013(3)               2,780            2,911
Egg Harbor Township NJ School Dist. GO                                    5.00%   7/15/2020(3)               2,000            2,003
Egg Harbor Township NJ School Dist. GO                                    5.00%   7/15/2021(3)               2,000            2,000
Egg Harbor Township NJ School Dist. GO                                    5.10%   7/15/2022(3)               2,950            2,971
Essex County NJ Correctional Fac. Lease Rev.                              5.75%   10/1/2030(3)               2,650            2,839
Essex County NJ Improvement Auth. Lease Rev.                              5.50%   12/1/2008(2)               2,560            2,730
Essex County NJ Improvement Auth. Lease Rev.                              5.50%   12/1/2013(2)               5,150            5,435
Essex County NJ Improvement Auth. Lease Rev.                              5.75%   10/1/2014(3)               3,390            3,722
Essex County NJ Improvement Auth. Lease Rev.                              5.75%   10/1/2015(3)               5,090            5,561
Essex County NJ Solid Waste Util. Auth.                                   0.00%    4/1/2010(4)               1,000              695
Essex County NJ Solid Waste Util. Auth.                                  4.875%    4/1/2018(4)               3,500            3,471
Essex County NJ Solid Waste Util. Auth.                                   5.60%    4/1/2006(4)               2,200            2,429
Franklin Township Somerset County NJ School Dist. GO                      5.00%   8/15/2022(4)               1,400            1,393
Freehold NJ Regional High School Dist. GO                                 5.00%    3/1/2014(3)               1,000            1,041
Freehold NJ Regional High School Dist. GO                                 5.00%    3/1/2016(3)               2,000            2,064
Freehold NJ Regional High School Dist. GO                                 5.00%    3/1/2019(3)               2,440            2,485
Gloucester Township NJ GO                                                 5.75%   7/15/2010(2)               2,880            3,209
Gloucester Township NJ Muni. Util. Auth. Rev.                             5.65%    3/1/2018(2)               2,755            3,010
Hamilton Township NJ Muni. Util. Auth. Rev.                               6.00%   8/15/2002(3)(Prere.)       1,000            1,048
Higher Educ. Assistance Auth. of New Jersey Student Loan Rev.             6.00%    6/1/2013(1)               3,000            3,293
Higher Educ. Assistance Auth. of New Jersey Student Loan Rev.             6.00%    6/1/2015(1)               5,575            6,038
Higher Educ. Assistance Auth. of New Jersey Student Loan Rev.             6.10%    6/1/2016(1)               3,000            3,250
Hillsborough Township NJ School Dist.                                    5.375%   10/1/2013(4)               1,250            1,352


                                                                              21

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                                                                                                              FACE            MARKET
                                                                                      MATURITY              AMOUNT            VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                             COUPON           DATE               (000)             (000)
------------------------------------------------------------------------------------------------------------------------------------
Hillsborough Township NJ School Dist.                                    5.375%   10/1/2015(4)               1,720            1,853
Hillsborough Township NJ School Dist.                                    5.375%   10/1/2017(4)                 720              770
Hillsborough Township NJ School Dist.                                    5.375%   10/1/2019(4)               1,720            1,829
Hoboken-Union City-Weehawken NJ Sewerage Auth.                            0.00%    8/1/2003(1)               3,800            3,639
Hoboken-Union City-Weehawken NJ Sewerage Auth.                            0.00%    8/1/2004(1)               3,750            3,456
Hoboken-Union City-Weehawken NJ Sewerage Auth.                            0.00%    8/1/2005(1)               3,805            3,359
Hoboken-Union City-Weehawken NJ Sewerage Auth.                            0.00%    8/1/2006(1)               2,000            1,685
Hoboken-Union City-Weehawken NJ Sewerage Auth.                            6.25%   8/1/2013(1)Y               9,590           11,128
Hopewell Valley NJ Regional School Dist. GO                               5.00%   8/15/2013(3)               2,315            2,408
Hudson County NJ Correctional Fac. COP                                    6.50%   12/1/2011(1)               9,000            9,312
Hudson County NJ GO                                                       6.55%    7/1/2007(3)               1,300            1,476
Hudson County NJ GO                                                       6.55%    7/1/2009(3)                 635              732
Irvington Township NJ GO                                                  0.00%    8/1/2007(1)               1,000              800
Irvington Township NJ GO                                                  0.00%    8/1/2009(1)               2,580            1,859
Irvington Township NJ GO                                                  0.00%    8/1/2010(1)               2,080            1,424
Lenape NJ Regional High School Dist. GO                                   5.00%    4/1/2011(3)               1,625            1,683
Marlboro Township NJ Board of Educ. GO                                    5.25%   7/15/2013(4)               2,625            2,763
Marlboro Township NJ Board of Educ. GO                                    5.25%   7/15/2014(4)               2,790            2,918
Marlboro Township NJ Board of Educ. GO                                    5.25%   7/15/2018(4)               2,850            2,920
Middlesex County NJ COP                                                   5.00%    8/1/2031(1)               4,000            3,987
Middlesex County NJ COP                                                   5.50%    8/1/2015(1)               1,195            1,288
Middlesex County NJ Import Auth. Util. Systems Rev. (Perth Amboy)         0.00%    9/1/2015(2)               2,000            1,024
Middlesex County NJ Import Auth. Util. Systems Rev. (Perth Amboy)         0.00%    9/1/2016(2)               3,000            1,446
Middlesex County NJ Import Auth. Util. Systems Rev. (Perth Amboy)         0.00%    9/1/2018(2)               4,550            1,932
Middlesex County NJ Util. Auth. Sewer Rev.                               5.125%   12/1/2016(3)               3,050            3,121
Middlesex County NJ Util. Auth. Sewer Rev.                                5.25%   3/15/2010(2)               1,740            1,849
Middlesex County NJ Util. Auth. Sewer Rev.                               5.375%   9/15/2015(2)               3,775            3,914
Middletown Township NJ Board of Educ. GO                                  5.00%   8/1/2014(4)                2,735            2,824
Middletown Township NJ Board of Educ. GO                                  5.00%    8/1/2015(4)               2,015            2,066
Monmouth County NJ Improvement Auth. Rev.
 (Howell Township Board of Educ.)                                         5.80%   7/15/2017(2)               1,180            1,260
Monroe Township NJ Muni. Util. Auth. Middlesex County Rev.                5.25%    2/1/2013(3)               1,210            1,281
Monroe Township NJ Muni. Util. Auth. Middlesex County Rev.                5.25%    2/1/2014(3)               1,235            1,298
Montgomery Township NJ School Dist. GO                                    5.25%    8/1/2013(1)               1,285            1,372
Montgomery Township NJ School Dist. GO                                    5.25%    8/1/2017(1)               1,280            1,330
Montgomery Township NJ School Dist. GO                                    5.25%    8/1/2018(1)               1,280            1,320
Mount Laurel Township NJ Muni. Util. Auth. Util. System Rev.              6.00%    7/1/2004(1)(Prere.)       2,580            2,784
Mount Laurel Township NJ Muni. Util. Auth. Util. System Rev.              6.00%    7/1/2015(1)               1,670            1,741
New Brunswick NJ Housing & Urban Dev. Rev.                                5.75%    7/1/2002(1)(Prere.)      13,200           13,752
New Brunswick NJ Housing & Urban Dev. Rev.                                5.75%    7/1/2024(1)                 440              450
New Brunswick NJ Housing & Urban Dev. Rev.                                6.00%    7/1/2012(1)                 195              203
New Jersey Econ. Dev. Auth. Lease Rev.
 (Bergen County Administration Complex)                                   5.50%  11/15/2012(1)               4,375            4,685
New Jersey Econ. Dev. Auth. Lease Rev.
 (Bergen County Administration Complex)                                  5.625%  11/15/2014(1)               4,870            5,224
New Jersey Econ. Dev. Auth. Lease Rev.
 (Bergen County Administration Complex)                                   5.75%  11/15/2016(1)               5,440            5,859
New Jersey Econ. Dev. Auth. Lease Rev.
 (Bergen County Administration Complex)                                   5.75%  11/15/2018(1)               6,080            6,488
New Jersey Econ. Dev. Auth. Market Transition Fac. Rev.                   5.80%    7/1/2007(1)               1,000            1,092
New Jersey Econ. Dev. Auth. Market Transition Fac. Rev.                   5.80%    7/1/2009(1)               7,250            7,916
New Jersey Econ. Dev. Auth. Market Transition Fac. Rev.                  5.875%    7/1/2011(1)              23,175           25,347

22


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                                                                                                              FACE            MARKET
                                                                                      MATURITY              AMOUNT            VALUE*
                                                                         COUPON           DATE               (000)             (000)
------------------------------------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. Rev. (Hillcrest Health Service)               0.00%    1/1/2012(2)               2,500            1,576
New Jersey Econ. Dev. Auth. Rev. (Hillcrest Health Service)               0.00%    1/1/2013(2)               3,000            1,787
New Jersey Econ. Dev. Auth. Rev. (School Fac.)                           5.125%   6/15/2014(2)              11,925            2,432
New Jersey Econ. Dev. Auth. Rev. (School Fac.)                            5.25%   6/15/2015(2)              15,995           16,715
New Jersey Econ. Dev. Auth. Rev. (School Fac.)                            5.25%   6/15/2016(2)               6,725            6,991
New Jersey Econ. Dev. Auth. Rev. (School Fac.)                            5.25%   6/15/2017(2)               7,040            7,275
New Jersey Econ. Dev. Auth. Rev. (School Fac.)                            5.50%   6/15/2013(2)               1,700            1,858
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas)                           0.00%    7/1/2008(1)               2,305            1,754
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas)                           0.00%    7/1/2011(1)               4,650            3,032
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas)                           0.00%    7/1/2012(1)               4,550            2,803
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas)                           0.00%    7/1/2013(1)               4,500            2,618
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas)                           0.00%    7/1/2014(1)               4,210            2,309
New Jersey Econ. Dev. Auth. Rev. (Transp. Project)                        5.25%    5/1/2017(4)               4,500            4,614
New Jersey Econ. Dev. Auth. Rev. (Transp. Project)                       5.875%    5/1/2015(4)               3,465            3,776
New Jersey Educ. Fac. Auth. Rev.                                          5.00%    9/1/2019(4)               2,715            2,721
New Jersey Educ. Fac. Auth. Rev.                                          5.75%    9/1/2016(4)               8,425            9,186
New Jersey Educ. Fac. Auth. Rev.                                         5.875%    9/1/2007(2)               5,890            6,542
New Jersey Educ. Fac. Auth. Rev.                                         5.875%    9/1/2008(2)               6,165            6,866
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)                             5.00%    7/1/2017(1)               1,650            1,664
New Jersey Educ. Fac. Auth. Rev. (New Jersey Institute of Technology)     5.25%    7/1/2017(1)               1,000            1,033
New Jersey Educ. Fac. Auth. Rev. (New Jersey Institute of Technology)     5.25%    7/1/2018(1)               1,470            1,510
New Jersey Educ. Fac. Auth. Rev. (New Jersey Institute of Technology)     5.25%    7/1/2020(1)               1,725            1,759
New Jersey Educ. Fac. Auth. Rev. (New Jersey Institute of Technology)     6.00%    7/1/2024(1)               1,500            1,601
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)                        5.625%    7/1/2019(1)               2,105            2,227
New Jersey Educ. Fac. Auth. Rev. (Rider College)                          6.20%    7/1/2017(2)               4,000            4,149
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)                            5.25%    7/1/2014(3)               2,305            2,437
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)                            5.25%    7/1/2015(3)               1,880            1,972
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)                            5.25%    7/1/2016(3)               2,050            2,138
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)                            5.25%    7/1/2024(3)              11,210           11,364
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                       5.25%    7/1/2010(2)               1,500            1,616
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                       5.25%    7/1/2012(2)               1,275            1,355
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                       5.25%    7/1/2014(2)                 500              526
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                       5.25%    7/1/2015(2)                 400              418
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                       5.25%    7/1/2016(2)                 200              208
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                       5.60%    7/1/2016(1)               1,000            1,050
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                      5.625%    7/1/2019(1)               3,625            3,777
New Jersey Educ. Fac. Auth. Rev. (Trenton State College)                  6.00%    7/1/2012(2)               3,005            3,125
New Jersey Educ. Fac. Auth. Rev. (William Patterson)                      5.20%    7/1/2015(3)                 755              783
New Jersey Educ. Fac. Auth. Rev. (William Patterson)                      5.25%    7/1/2016(3)                 805              834
New Jersey Educ. Fac. Auth. Rev. (William Patterson)                      5.30%    7/1/2017(3)                 250              259
New Jersey Educ. Fac. Auth. Rev. (William Patterson)                     5.375%    7/1/2018(3)                 905              939
New Jersey Educ. Fac. Auth. Rev. (William Patterson)                     5.375%    7/1/2019(3)                 360              372
New Jersey Health Care Fac. Financing Auth. Rev. (Virtua Health)          5.25%    7/1/2014(4)              11,000           11,480
New Jersey Health Care Fac. Financing Auth. Rev.
 (Community Medical Center/Kimball MedicalCenter/
 Kensington Manor Care Center)                                            5.00%    7/1/2010(4)               4,695            4,924
New Jersey Health Care Fac. Financing Auth. Rev.
 (Community Medical Center/Kimball Medical Center/
 Kensington Manor Care Center)                                            5.25%    7/1/2009(4)               5,500            5,891

                                                                              23


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                                                                                                              FACE            MARKET
                                                                                      MATURITY              AMOUNT            VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                             COUPON           DATE               (000)             (000)
------------------------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Financing Auth. Rev.
 (Community Medical Center/Kimball Medical Center/
 Kensington Manor Care Center)                                            5.25%    7/1/2012(4)               1,500            1,577
New Jersey Health Care Fac. Financing Auth. Rev.
 (Hackensack Univ. Medical Center)                                        5.00%    1/1/2028(1)               9,860            9,655
New Jersey Health Care Fac. Financing Auth. Rev.
 (Hackensack Univ. Medical Center)                                       5.375%    1/1/2013(1)               2,355            2,474
New Jersey Health Care Fac. Financing Auth. Rev.
 (Hackensack Univ. Medical Center)                                       5.375%    1/1/2014(1)               2,965            3,097
New Jersey Health Care Fac. Financing Auth. Rev.
 (Holy Name Hosp.)                                                        5.25%    7/1/2020(2)               4,100            4,146
New Jersey Health Care Fac. Financing Auth. Rev.
 (Jersey Shore Medical Center)                                            6.20%    7/1/2004(2)               3,540            3,899
New Jersey Health Care Fac. Financing Auth. Rev.
 (Jersey Shore Medical Center)                                            6.20%    7/1/2013(2)               1,345            1,462
New Jersey Health Care Fac. Financing Auth. Rev.
 (Jersey Shore Medical Center)                                            6.20%    7/1/2014(2)               1,320            1,435
New Jersey Health Care Fac. Financing Auth. Rev.
 (Jersey Shore Medical Center)                                            6.25%    7/1/2004(2)(Prere.)       1,140            1,257
New Jersey Health Care Fac. Financing Auth. Rev.
 (Jersey Shore Medical Center)                                            6.25%    7/1/2016(2)                 860              934
New Jersey Health Care Fac. Financing Auth. Rev.
 (Mercer Medical Center)                                                  6.50%    7/1/2010(1)               6,000            6,150
New Jersey Health Care Fac. Financing Auth. Rev.
 (Meridian Health System Obligated Group)                                 5.25%    7/1/2029(4)              13,450           13,560
New Jersey Health Care Fac. Financing Auth. Rev.
 (Meridian Health System Obligated Group)                                5.625%    7/1/2013(4)               7,355            7,949
New Jersey Health Care Fac. Financing Auth. Rev.
 (Newark Beth Israel Medical Center)                                      6.00%    7/1/2004(4)(Prere.)       8,500            9,318
New Jersey Health Care Fac. Financing Auth. Rev.
 (Riverside Medical Center)                                               6.25%    7/1/2010(2)               2,935            3,388
New Jersey Health Care Fac. Financing Auth. Rev.
 (Society of the Valley Hosp.)                                           6.625%    7/1/2010(1)               2,460            2,473
New Jersey Health Care Fac. Financing Auth. Rev.
 (St. Barnabas Health Care)                                               0.00%    7/1/2021(1)               3,000            1,079
New Jersey Health Care Fac. Financing Auth. Rev.
 (St. Barnabas Health Care)                                               4.75%    7/1/2028(1)               6,500            6,137
New Jersey Health Care Fac. Financing Auth. Rev.
 (St. Barnabas Health Care)                                               5.25%    7/1/2013(1)               3,000            3,143
New Jersey Health Care Fac. Financing Auth. Rev.
 (St. Barnabas Health Care)                                               5.25%    7/1/2016(1)               3,300            3,396
New Jersey Health Care Fac. Financing Auth. Rev.
 (St. Clares Riverside Medical Center)                                    5.75%    7/1/2014(1)               8,500            9,059
New Jersey Health Care Fac. Financing Fac. Auth. Rev.
 (Mountainside Hosp.)                                                     5.35%    7/1/2007(1)               3,215            3,375
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.                4.95%    6/1/2010(2)               6,295            6,547
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.                5.05%    6/1/2011(2)               5,080            5,283
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.                5.05%    6/1/2012(1)               1,000            1,037
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.                5.10%    6/1/2013(1)               2,255            2,329
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.               5.125%    6/1/2014(1)               1,300            1,335
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.                5.15%    6/1/2012(2)               5,230            5,426
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.                5.20%    6/1/2013(2)               8,205            8,467
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.                5.25%    6/1/2018(1)                 705              713
New Jersey Highway Auth. Rev. (Garden State Parkway)                      5.50%    1/1/2013(3)              10,000           10,901

24


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE            MARKET
                                                                                      MATURITY              AMOUNT            VALUE*
                                                                         COUPON           DATE               (000)             (000)
------------------------------------------------------------------------------------------------------------------------------------
New Jersey Highway Auth. Rev. (Garden State Parkway)                      5.50%    1/1/2014(3)               7,500            8,164
New Jersey Highway Auth. Rev. (Garden State Parkway)                      5.50%    1/1/2015(3)               7,500            8,166
New Jersey Highway Auth. Rev. (Garden State Parkway)                      5.50%    1/1/2016(3)               2,000            2,170
New Jersey Highway Auth. Rev. (Garden State Parkway)                      5.60%    1/1/2017(3)               7,535            8,072
New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.)            5.40%   10/1/2020(1)               1,785            1,844
New Jersey Housing & Mortgage Finance Agency Multi-Family Housing Rev.    5.70%    5/1/2020(4)               5,000            5,209
New Jersey Sports & Exposition Auth. Rev.                                 5.50%    3/1/2017(1)               5,755            6,219
New Jersey Sports & Exposition Auth. Rev. VRDO                            1.20%   12/6/2001(1)                 900              900
New Jersey Transit Corp. COP                                              5.50%   9/15/2012(2)              20,000           21,873
New Jersey Transp. Corp. COP                                              5.75%   9/15/2014(2)               2,000            2,189
New Jersey Transp. Corp. COP                                              6.00%   9/15/2013(2)              10,000           11,122
New Jersey Transp. Trust Fund Auth. Rev.                                  5.50%   6/15/2013(1)               3,000            3,174
New Jersey Transp. Trust Fund Auth. Rev.                                  6.00%   6/15/2011(1)              31,280           35,030
New Jersey Turnpike Auth. Rev.                                           5.375%    1/1/2020(1)               3,500            3,605
New Jersey Turnpike Auth. Rev.                                            5.50%    1/1/2025(1)               1,800            1,869
New Jersey Turnpike Auth. Rev.                                            5.75%    1/1/2016(1)               2,285            2,478
New Jersey Turnpike Auth. Rev.                                            5.75%    1/1/2017(1)              10,000           10,790
New Jersey Turnpike Auth. Rev.                                            6.00%    1/1/2013(1)               1,000            1,133
New Jersey Turnpike Auth. Rev.                                            6.50%    1/1/2013(1)              20,000           23,422
New Jersey Water Supply Auth. Delaware & Raritan Water System Rev.       5.375%   11/1/2010(1)               2,230            2,380
New Jersey Water Supply Auth. Delaware & Raritan Water System Rev.       5.375%   11/1/2011(1)               2,345            2,488
New Jersey Water Supply Auth. Delaware & Raritan Water System Rev.       5.375%   11/1/2013(1)               2,600            2,724
Newark NJ GO                                                              5.50%   10/1/2008(2)               1,660            1,806
North Bergen Township NJ GO                                               8.00%   8/15/2006(4)               1,885            2,245
North Brunswick Township NJ Board of Educ. GO                             5.50%    2/1/2008(3)               1,915            2,070
North Hudson NJ Sewer Auth. Rev.                                         5.125%    8/1/2008(3)               2,000            2,115
North Hudson NJ Sewer Auth. Rev.                                         5.125%    8/1/2022(3)               4,000            4,019
North Hudson NJ Sewer Auth. Rev.                                          5.25%    8/1/2016(3)              14,360           14,757
North Jersey Water Dist. Rev. (Wanaque South Project)                     6.00%    7/1/2012(1)              10,125           10,803
Ocean County NJ Util. Auth. Waste Water Rev.                              6.60%    1/1/2018(3)(ETM)          2,500            2,963
Old Bridge Township NJ Muni. Util. Auth. Rev.                             6.25%   11/1/2016(3)               1,400            1,472
Old Bridge Township NJ Muni. Util. Auth. Rev.                             6.40%   11/1/2009(3)               3,000            3,169
Passaic Valley NJ Sewer Comm. Rev.                                        5.75%   12/1/2008(2)               4,450            4,675
Passaic Valley NJ Sewer Comm. Rev.                                        5.75%   12/1/2013(2)               4,000            4,178
Plainfield NJ Board of Educ. GO                                           5.00%    8/1/2020(4)               2,000            2,002
Plainfield NJ GO                                                          6.25%   7/15/2007(2)               6,930            7,233
Port Auth. of New York & New Jersey Rev.                                 5.125%  10/15/2030(1)              15,000           14,854
Port Auth. of New York & New Jersey Rev.                                 5.125%  11/15/2012(3)               2,500            2,590
Port Auth. of New York & New Jersey Rev.                                 5.125%  11/15/2013(3)               5,735            5,882
Port Auth. of New York & New Jersey Rev.                                 5.125%  11/15/2014(3)               6,025            6,140
Port Auth. of New York & New Jersey Rev.                                  5.20%   7/15/2021(2)               3,250            3,260
Port Auth. of New York & New Jersey Rev.                                 5.375%   7/15/2022(3)              15,000           15,270
Port Auth. of New York & New Jersey Rev.                                 5.875%   9/15/2015(3)              10,000           10,516
Salem County NJ PCR VRDO (Atlantic City Electric Co.)                     1.25%   12/5/2001(1)               3,000            3,000
South Brunswick Township NJ Board of Educ. GO                             5.25%    8/1/2020(3)               1,785            1,808
South Brunswick Township NJ Board of Educ. GO                             5.25%    8/1/2022(3)               3,000            3,033
South Brunswick Township NJ Board of Educ. GO                             6.40%    8/1/2005(3)(Prere.)       2,205            2,450
South Jersey Transp. Auth. New Jersey Transp. System Rev.                 5.00%   11/1/2029(2)              13,850           13,705
South Jersey Transp. Auth. New Jersey Transp. System Rev.                 5.25%   11/1/2013(2)               4,000            4,237


                                                                              25

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE            MARKET
                                                                                      MATURITY              AMOUNT            VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                             COUPON           DATE               (000)             (000)
------------------------------------------------------------------------------------------------------------------------------------
South Jersey Transp. Auth. New Jersey Transp. System Rev.                 5.25%   11/1/2014(2)               4,125            4,341
South Jersey Transp. Auth. New Jersey Transp. System Rev.                 5.90%   11/1/2006(1)               1,470            1,544
South Jersey Transp. Auth. New Jersey Transp. System Rev.                 5.90%   11/1/2007(1)               1,090            1,145
South Jersey Transp. Auth. New Jersey Transp. System Rev.                 6.00%   11/1/2002(1)(Prere.)       3,005            3,175
South Jersey Transp. Auth. New Jersey Transp. System Rev.                 6.00%   11/1/2012(1)               2,245            2,359
Stafford NJ Muni. Util. Auth. Water & Sewer Rev.                          5.50%    6/1/2011(3)               3,100            3,393
Sussex County NJ Muni. Util. Auth. Solid Waste Rev.                       5.75%   12/1/2009(1)              19,820           20,822
Sussex County NJ Muni. Util. Auth. Waste Water Rev.                       5.25%   12/1/2008(1)                 850              899
Toms River NJ School Dist. GO                                             5.00%   1/15/2020(4)               1,510            1,508
Toms River NJ School Dist. GO                                             5.00%   1/15/2021(4)               1,600            1,594
Union County NJ Improvement Auth. Rev. (Plainfield Board of Educ.)        5.80%    8/1/2007(3)               4,000            4,460
Union County NJ Util. Auth. Rev. (Ogden Martin)                           5.25%    6/1/2006(2)               5,375            5,729
Union County NJ Util. Auth. Rev. (Ogden Martin)                          5.375%    6/1/2011(2)               8,375            8,871
Union County NJ Util. Auth. Rev. (Ogden Martin)                          5.375%    6/1/2012(2)               8,995            9,471
Union County NJ Util. Auth. Rev. (Ogden Martin)                          5.375%    6/1/2013(2)               9,445            9,895
Vernon Township NJ School Dist. GO                                        5.25%   12/1/2014(3)               1,200            1,256
Vernon Township NJ School Dist. GO                                        5.30%   12/1/2015(3)               1,200            1,252
Vernon Township NJ School Dist. GO                                       5.375%   12/1/2016(3)               1,200            1,256
Vernon Township NJ School Dist. GO                                       5.375%   12/1/2017(3)               1,200            1,249
Vernon Township NJ School Dist. GO                                       5.375%   12/1/2018(3)               1,200            1,243
West Orange NJ Board of Educ. COP                                        5.625%   10/1/2019(1)               2,500            2,654
West Orange NJ Board of Educ. COP                                        5.625%   10/1/2029(1)               2,000            2,107
West Orange NJ Board of Educ. COP                                         6.00%   10/1/2024(1)               1,000            1,093
OUTSIDE NEW JERSEY:
  Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.             5.125%   11/1/2011(2)               3,400            3,608
Puerto Rico Electric Power Auth. Rev.                                     5.25%    7/1/2017(1)               3,200            3,313
Puerto Rico GO                                                            5.00%    7/1/2013(3) *             4,000            4,361
Puerto Rico GO                                                            5.00%    7/1/2014(3) *             2,000            2,178
Puerto Rico GO                                                            5.00%    7/1/2018(1)              11,500           11,668
Puerto Rico GO                                                            5.00%    7/1/2024(1)               2,910            2,918
Puerto Rico GO                                                            5.00%    7/1/2024(4)              10,000           10,030
Puerto Rico Infrastructure Finance Auth. Special Tax Rev.                 5.00%    7/1/2021(2)               8,000            8,042
Puerto Rico Infrastrusture Finance Auth. Special Tax Rev.                 5.00%    7/1/2028(2)              12,600           12,559
Puerto Rico Muni. Finance Agency                                          5.50%    8/1/2019(4)               2,000            2,112
Puerto Rico Public Building Auth. Rev.                                    0.00%    7/1/2002(3)               4,000            3,953
                                                                                                                           ---------
                                                                                                                          1,170,674
                                                                                                                           ---------
SECONDARY MARKET INSURED (6.2%)
Atlantic County NJ Util. Auth. Sewer Rev.                                6.875%    1/1/2012(2)(ETM)          2,840            3,248
New Jersey Building Auth. Rev.                                            5.00%   6/15/2012(4)              10,000           10,401
New Jersey Educ. Fac. Auth. Rev.                                          5.00%    3/1/2016(1)               3,845            3,919
New Jersey Educ. Fac. Auth. Rev. (Univ. of Medicine & Dentistry)          6.50%   12/1/2012(1)               4,000            4,689
New Jersey Highway Auth. Rev. (Garden State Parkway)                      6.00%    1/1/2002(2)(Prere.)         470              472
New Jersey Highway Auth. Rev. (Garden State Parkway)                      6.00%    1/1/2016(2)               4,530            4,546
New Jersey Highway Auth. Rev. (Garden State Parkway)                      6.20%    1/1/2010(2)              20,000           22,718
New Jersey Sports & Exposition Auth. Rev.                                 6.50%    3/1/2013(1)              10,000           11,642
New Jersey Turnpike Auth. Rev.                                            6.50%    1/1/2016(1)              23,270           27,681
                                                                                                                           ---------
                                                                                                                             89,316
                                                                                                                           ---------
NONINSURED (9.7%)
Burlington County NJ Bridge Comm. Rev.                                    5.30%      10/1/2013               9,500            9,843
Cherry Hill Township NJ GO                                                6.30%       6/1/2002(Prere.)       2,635            2,744
Cherry Hill Township NJ GO                                                6.30%       6/1/2012               1,110            1,153

26


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE            MARKET
                                                                                      MATURITY              AMOUNT            VALUE*
                                                                         COUPON           DATE               (000)             (000)
------------------------------------------------------------------------------------------------------------------------------------
Essex County NJ Improvement Auth. Rev. VRDO (Pooled Govt. Loan)           1.20%      12/5/2001LOC            1,200            1,200
Marlboro Township NJ Board of Educ. GO                                    5.00%      7/15/2012               1,005            1,054
Marlboro Township NJ Board of Educ. GO                                    5.00%      7/15/2013               1,000            1,041
Marlboro Township NJ Board of Educ. GO                                    5.00%      7/15/2014               1,045            1,080
Mercer County NJ Improvement Auth. Library System Rev.                    6.00%      12/1/2003(Prere.)       1,000            1,088
Mercer County NJ Improvement Auth. Solid Waste Rev.                      5.375%      9/15/2012              11,120           11,835
Mercer County NJ Improvement Auth. Special Services
 School Dist. Rev.                                                        5.75%     12/15/2008               1,165            1,292
Mercer County NJ Improvement Auth. Special Services School Dist. Rev.     5.95%     12/15/2012               4,895            5,549
New Jersey COP                                                            5.25%      6/15/2011               3,530            3,781
New Jersey COP                                                            5.25%      6/15/2012              13,350           14,189
New Jersey Econ. Dev. Auth. Rev. (Masonic Charity Foundation)             5.50%       6/1/2031               1,000            1,023
New Jersey Econ. Dev. Auth. Rev. (Masonic Charity Foundation)            5.875%       6/1/2018               1,250            1,347
New Jersey Econ. Dev. Auth. Rev. (Masonic Charity Foundation)             6.00%       6/1/2025               1,000            1,081
New Jersey Educ. Fac. Auth. Rev.                                          5.00%       9/1/2020              11,405           11,390
New Jersey Educ. Fac. Auth. Rev.                                          5.75%       9/1/2012               7,595            8,507
New Jersey Environmental Infrastructure Trust Wastewater Treatment Rev.   5.00%       9/1/2017               1,525            1,543
New Jersey Environmental Infrastructure Trust Wastewater Treatment Rev.  5.125%       9/1/2015               5,090            5,297
New Jersey Transp. Trust Fund Auth. Rev.                                  5.75%      6/15/2020               5,000            5,533
New Jersey Transp. Trust Fund Auth. Rev.                                  6.00%      6/15/2019               5,000            5,486
Ocean County NJ Util. Auth. Wastewater Rev.                               5.00%       1/1/2014               5,000            5,188
Ocean County NJ Util. Auth. Wastewater Rev.                               5.25%       1/1/2017               2,665            2,753
Ocean County NJ Util. Auth. Wastewater Rev.                               5.25%       1/1/2018               2,345            2,408
Ocean County NJ Util. Auth. Wastewater Rev.                               6.30%       1/1/2005(Prere.)       2,215            2,437
Ocean County NJ Util. Auth. Wastewater Rev.                               6.35%       1/1/2005(Prere.)       4,875            5,370
Port Auth. of New York & New Jersey Rev.                                  5.00%       8/1/2015               3,370            3,350
Rutgers State Univ. NJ GO                                                 6.40%       5/1/2013               3,000            3,474
Salem County NJ Financing Auth. PCR (PSEG Power)                          5.75%       4/1/2031               2,500            2,473
OUTSIDE NEW JERSEY:
Puerto Rico GO                                                            5.50%       7/1/2017               5,000            5,386
Puerto Rico GO                                                            5.50%       7/1/2018               5,000            5,308
Puerto Rico Housing Finance Corp. Home Mortgage Rev.
 Mortgage Backed Security                                                 5.30%      12/1/2028               3,000            3,002
                                                                                                                           ---------
                                                                                                                            138,205
                                                                                                                           ---------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $1,320,162)                                                                                                       1,398,195
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.2%)
------------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                         41,309
Liabilities                                                                                                                  (9,552)
                                                                                                                           ---------
                                                                                                                             31,757
                                                                                                                           ---------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                        $1,429,952
------------------------------------------------------------------------------------------------------------------------------------
*See Note A in Notes to Financial Statements.
*Securities purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 2001.
+Security segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 28.

                                                                              27

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              AMOUNT
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                                                                                   (000)
------------------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------------
Paid-in Capital--Note E                                                                                                  $1,350,095
Undistributed Net Investment Income                                                                                              --
Accumulated Net Realized Gains--Note E                                                                                        1,876
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                                                                                      78,033
  Futures Contracts                                                                                                             (52)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                               $1,429,952
====================================================================================================================================

Investor Shares--Net Assets
Applicable to 80,077,776 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)                                                        $953,742
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                                                                                  $11.91
====================================================================================================================================

Admiral Shares--Net Assets
Applicable to 39,983,347 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)                                                        $476,210
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                                                                                   $11.91
====================================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TAN--Tax Anticipation Note.
TRAN--Tax Revenue Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

--------------------------------------------------------------------------------
                                                                      NEW JERSEY
                                           NEW JERSEY                    INSURED
                                           TAX-EXEMPT                  LONG-TERM
                                         MONEY MARKET                 TAX-EXEMPT
                                                 FUND                       FUND
                                         ---------------------------------------
                                                YEAR ENDED NOVEMBER 30, 2001
                                         ---------------------------------------
                                                (000)                      (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                   $43,215                   $ 69,693
--------------------------------------------------------------------------------
    Total Income                              43,215                     69,693
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                 207                        164
    Management and Administrative
      Investor Shares                          2,074                      1,856
      Admiral Shares*                             --                        294
    Marketing and Distribution
      Investor Shares                            267                        162
      Admiral Shares*                             --                         12
  Custodian Fees                                  18                         13
  Auditing Fees                                    8                         11
  Shareholders' Reports
    Investor Shares                               77                         77
    Admiral Shares*                               --                         --
  Trustees' Fees and Expenses                      2                          2
--------------------------------------------------------------------------------
    Total Expenses                             2,653                      2,591
    Expenses Paid Indirectly--Note C             (18)                       (82)
--------------------------------------------------------------------------------
    Net Expenses                               2,635                      2,509
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                         40,580                     67,184
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                      15                      1,202
  Futures Contracts                               --                      2,526
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                          15                      3,728
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                           --                     38,315
  Futures Contracts                               --                        (52)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION)                     --                     38,263
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $40,595                   $109,175
================================================================================
*The New Jersey Tax-Exempt Money Market Fund does not offer Admiral Shares.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

-----------------------------------------------------------------------------------------------------------
                                                       NEW JERSEY                        NEW JERSEY
                                                       TAX-EXEMPT                     INSURED LONG-TERM
                                                    MONEY MARKET FUND                  TAX-EXEMPT FUND
                                                 -----------------------             ----------------------
                                                                   YEAR ENDED NOVEMBER 30,
                                                 ----------------------------------------------------------
                                                  2001            2000               2001              2000
                                                 (000)           (000)              (000)             (000)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income                      $ 40,580        $ 49,399           $ 67,184          $ 61,245
  Realized Net Gain (Loss)                         15               3              3,728             1,103
  Change in Unrealized Appreciation
    (Depreciation)                                 --              --             38,263            32,168
-----------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                40,595          49,402            109,175            94,516
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                           (40,580)        (49,399)            (56,846)         (61,245)
    Admiral Shares*                                --              --             (10,338)              --
  Realized Capital Gain
    Investor Shares                                --              --                 --                --
    Admiral Shares*                                --              --                 --                --
-----------------------------------------------------------------------------------------------------------
    Total Distributions                       (40,580)        (49,399)           (67,184)          (61,245)
-----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
  Investor Shares                             121,587         164,325          (320,828)            46,690
  Admiral Shares*                                  --              --            473,936                --
-----------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions              121,587         164,325            153,108            46,690
-----------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                   121,602         164,328            195,099            79,961
-----------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                       1,427,350       1,263,022          1,234,853         1,154,892
-----------------------------------------------------------------------------------------------------------
  End of Period                            $1,548,952      $1,427,350         $1,429,952        $1,234,853
===========================================================================================================

* The New Jersey Tax-Exempt Money Market Fund does not offer Admiral Shares.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

--------------------------------------------------------------------------------------------------------------------
                                                                           NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
                                                                                    YEAR ENDED NOVEMBER 30,
                                                                ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            2001     2000     1999     1998      1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $1.00    $1.00    $1.00    $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                   .028     .036     .028     .031      .033
  Net Realized and Unrealized Gain (Loss) on Investments                    --       --       --       --        --
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                      .028     .036     .028    .031       .033
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                   (.028)   (.036)   (.028)   (.031)    (.033)
  Distributions from Realized Capital Gains                                 --       --       --       --        --
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                  (.028)   (.036)   (.028)   (.031)    (.033)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $1.00    $1.00    $1.00    $1.00     $1.00
====================================================================================================================

TOTAL RETURN                                                             2.80%    3.68%    2.86%    3.18%     3.32%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                  $1,549   $1,427   $1,263   $1,179    $1,016
  Ratio of Total Expenses to Average Net Assets                          0.18%    0.18%    0.20%    0.20%     0.20%
  Ratio of Net Investment Income to Average Net Assets                   2.74%    3.62%    2.82%    3.12%     3.27%
====================================================================================================================


                                                                              31

--------------------------------------------------------------------------------------------------------------------
                                                       NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                                                                    YEAR ENDED NOVEMBER 30,
                                                       -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            2001     2000     1999     1998      1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $11.52   $11.19   $11.98   $11.72    $11.64
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                   .581     .599     .590     .599      .608
  Net Realized and Unrealized Gain (Loss) on Investments                  .390     .330    (.738)    .271      .112
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                      .971     .929    (.148)    .870      .720
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                   (.581)   (.599)   (.590)   (.599)    (.608)
  Distributions from Realized Capital Gains                                 --       --    (.052)   (.011)    (.032)
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                  (.581)   (.599)   (.642)   (.610)    (.640)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $11.91   $11.52   $11.19   $11.98    $11.72
====================================================================================================================

TOTAL RETURN                                                             8.55%    8.57%   -1.31%    7.59%     6.40%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                    $954   $1,235   $1,155   $1,112      $940
  Ratio of Total Expenses to Average Net Assets                          0.20%    0.19%    0.19%    0.20%     0.18%
  Ratio of Net Investment Income to Average Net Assets                   4.89%    5.33%    5.06%    5.04%     5.26%
  Portfolio Turnover Rate                                                   8%      14%      11%      14%       13%
====================================================================================================================

--------------------------------------------------------------------------------
                                                    NEW JERSEY INSURED LONG-TERM
                                                  TAX-EXEMPT FUND ADMIRAL SHARES

                                                                      MAY 14* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     NOV. 30, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $11.76
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .318
  Net Realized and Unrealized Gain (Loss) on Investments                   .150
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .468
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.318)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.318)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $11.91
================================================================================

TOTAL RETURN                                                              4.00%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $476
  Ratio of Total Expenses to Average Net Assets                         0.15%**
  Ratio of Net Investment Income to Average Net Assets                  4.84%**
  Portfolio Turnover Rate                                                    8%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard New Jersey Tax-Exempt Funds comprise the New Jersey Tax-Exempt Money Market Fund and the New Jersey Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.
     The Insured Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.
     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3.  FUTURES  CONTRACTS:  The  Insured  Long-Term  Tax-Exempt  Fund  may use
Municipal  Bond Index,  U.S.  Treasury  Bond,  and U.S.  Treasury  Note  futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. DISTRIBUTIONS: Dividends from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and

Distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2001, the funds had contributed capital to Vanguard (included in Other Assets) of:

-------------------------------------------------------------------------------------------------
                                         CAPITAL CONTRIBUTION      PERCENTAGE       PERCENTAGE OF
                                                  TO VANGUARD         OF FUND          VANGUARD'S
NEW JERSEY TAX-EXEMPT FUND                              (000)      NET ASSETS      CAPITALIZATION
-------------------------------------------------------------------------------------------------
Money Market                                             $297           0.02%                0.3%
Insured Long-Term                                         284           0.02                 0.3
-------------------------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard. C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2001, these arrangements reduced expenses by:

-----------------------------------------------------------------
                                         EXPENSE REDUCTION
                                                (000)
                                  -------------------------------

                                  MANAGEMENT AND        CUSTODIAN
NEW JERSEY TAX-EXEMPT FUND        ADMINISTRATIVE             FEES
-----------------------------------------------------------------
Money Market                                  --              $18
Insured Long-Term                            $69               13
-----------------------------------------------------------------

D. During the year ended November 30, 2001, the Insured Long-Term Tax-Exempt Fund purchased $274,292,000 of investment securities and sold $101,958,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $988,000 through November 30, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). The fund used a capital loss carryforward of $560,000 to offset taxable capital gains realized during the year ended November 30, 2001, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $129,000 from accumulated net realized gains to paid-in capital. At November 30, 2001, the fund had capital gains of $2,812,000 available for distribution.

F. At November 30, 2001, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $77,045,000, consisting of unrealized gains of $78,239,000 on securities that had risen in value since their purchase and $1,194,000 on securities that had fallen in value since their purchase (see Note E).

     At November 30, 2001, the aggregate settlement value of open futures contracts expiring through December 2001 and the related unrealized depreciation were:

----------------------------------------------------------------------------------------------
                                                                            (000)
                                                               -------------------------------
                                                  NUMBER OF     AGGREGATE           UNREALIZED
                                               LONG (SHORT)    SETTLEMENT         APPRECIATION
NEW JERSEY TAX-EXEMPT FUND/FUTURES CONTRACTS      CONTRACTS         VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------
Insured Long-Term/Municipal Bond Index                  390       $41,267                $(52)
----------------------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. Capital share transactions for each class of shares were:

---------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30,
                                                    -----------------------------------------------------
                                                             2001                           2000
                                                    ----------------------         ----------------------
                                                    AMOUNT          SHARES         AMOUNT          SHARES
                                                     (000)           (000)          (000)           (000)
---------------------------------------------------------------------------------------------------------
New Jersey Tax-Exempt Money Market Fund
  Issued                                       $ 1,189,610       1,189,610    $ 1,344,025      1,344,025
  Issued in Lieu of Cash Distributions              38,983          38,983         47,337         47,337
  Redeemed                                      (1,107,006)     (1,107,006)    (1,227,037)    (1,227,037)
                                               ----------------------------------------------------------
    Net Increase (Decrease)                        121,587         121,587        164,325        164,325
                                               ----------------------------------------------------------
New Jersey Insured Long-Term Tax-Exempt Fund
  Investor Shares
  Issued                                         $ 286,220          24,054      $ 266,668         23,733
  Issued in Lieu of Cash Distributions              41,466           3,486         44,986          3,998
  Redeemed                                        (648,514)        (54,648)      (264,964)       (23,713)
                                              ----------------------------------------------------------
    Net Increase (Decrease)--Investor Shares      (320,828)        (27,108)        46,690          4,018
                                              -----------------------------------------------------------
Admiral Shares
  Issued                                           511,122          43,089             --             --
  Issued in Lieu of Cash Distributions               7,545             630             --             --
  Redeemed (44,731) (3,736) -- --
                                              -----------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares        473,936          39,983             --             --
---------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard New Jersey Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Jersey Tax-Exempt Money Market Fund and New Jersey Insured Long-Term
Tax-Exempt Fund (constituting Vanguard New Jersey Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 7, 2002


--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD  NEW JERSEY TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2001, is included pursuant to provisions of the Internal Revenue Code.
     The New Jersey Insured Long-Term Tax-Exempt Fund distributed $115,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     Each fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q140 012002